UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2003

SEEBEYOND TECHNOLOGY CORPORATION

(Exact Name of Registrant as specified in charter)

Commission File Number 000-30207

Delaware	95-4249153
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

800 E. Royal Oaks Drive, Monrovia, California	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 471-6000

Item 7. Financial Statements and Exhibits.

     99.1 Press Release dated April 22, 2003, announcing 2003 first quarter results.

Items 9 and 12. Regulation FD Disclosure and Results of Operation and Financial Condition.

     On April 22, 2003, SeeBeyond Technology Corporation (the “Registrant”) issued a press release announcing its 2003 first quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION.

Dated: April 22, 2003	By:	/s/ Barry J. Plaga
Barry J. Plaga Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibits.

     99.1 Press release, dated April 22, 2003, announcing 2003 first quarter results.